UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 18, 2021

SITO MOBILE, LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37535	13-4122844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Town Square Place #419	07310
(Address of principal executive offices)	(Zip Code)

(201) 275-0555

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K fi ling is intended to simultaneously satisfy the fi ling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SITOQ	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03. Bankruptcy or Receivership.

As previously disclosed, on October 8, 2020 (the “Petition Date”), SITO Mobile, Ltd. (the “Company”), and its direct and indirect domestic subsidiaries SITO Mobile Solutions, Inc., and SITO Mobile R&D IP, LLC (collectively with the Company, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”). The Chapter 11 cases are being jointly administered under Case No. 20-21435, Case No. 20-21436 and Case No. 20- 21437 (the “Chapter 11 Cases”).

Notice of Reorganization Plan Effective Date

Also, as previously disclosed, on September 15, 2021, the Bankruptcy Court entered an Order (the “Confirmation Order”) Confirming the Second Amended Joint Plan of Reorganization of the Debtors (the “Plan”). The Plan’s effective date was subject to certain criteria being met by the Debtor, specifically the closing and Debtors’ receipt of the Plan Funding, and provided that no stay of the Confirmation Order was in effect. On October 18, 2021, Debtor’s counsel filed notice with the Bankruptcy Court that all criteria had been met and the Plan was effective on said date (“Plan Effective Date”).

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on our current expectations, estimates and projections about our operations, financial condition, results of operations, and liquidity. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “estimate,” or similar expressions constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding expectations and beliefs about the Chapter 11 Cases, the Plan, the timing and execution of the Company’s strategic transactions; the Company’s strategy, risks, and uncertainties associated with the operation of the Company after the Plan Effective Date. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including, but not limited to, risks and uncertainties related to: the decisions of the Bankruptcy Court; the implementation of the Plan; the Company’s ability to operate outside of the Chapter 11 Cases and to identify, implement, and realize any anticipated benefits associated with any strategic opportunities; and whether there will be a market for trading the Company’s common stock, including the Company’s ability to locate a market maker to file a Form 211 for the Company. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted. Reported results should not be considered an indication of future performance. Except as required by law, the Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITO Mobile, Ltd.

Date: October 21, 2021	By	/s/ Thomas Candelaria
Thomas Candelaria
Chief Executive Officer

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